SUPPLEMENT TO THE

FIDELITY® CALIFORNIA MUNICIPAL MONEY MARKET FUND SPARTAN® CALIFORNIA MUNICIPAL MONEY MARKET FUND

Funds of Fidelity California Municipal Trust II

April 24, 2003

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces the similar information for California Municipal Money Market and Spartan California Municipal Money Market found in the performance section beginning on page 26.

As of February 28, 2003, an estimated 2.97% of California Municipal Money Market's income was subject to state income taxes. Note that California Municipal Money Market may invest in securities whose income is subject to the federal AMT.

As of February 28, 2003, an estimated 7.63% of Spartan California Municipal Money Market's income was subject to state income taxes. Note that Spartan California Municipal Money Market may invest in securities whose income is subject to the federal AMT.

The following information supplements the similar information in the "Management Contracts" section beginning on page 39.

Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of each fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States and Canada. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Under the terms of the master international fixed-income research agreement, FIMM pays FIIA an amount based on a fund's net assets relative to the assets of other registered investment companies with which FMR or FIMM has management contracts. Under the terms of the sub-research agreement, FIIA pays FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

CMSB-03-01 October 10, 2003
1.475748.110